UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2026

OppFi Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 E. Randolph Street, Suite 3400
Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 212-8079
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2026, OppFi Inc., a Delaware corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 85,377,560 shares of common stock outstanding and entitled to vote, 78,986,471.30 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for the Company’s Board of Directors were elected to serve until the Company’s 2029 Annual Meeting of Stockholders or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Abstained	Broker Non-Votes
Theodore Schwartz	69,179,145.52	3,613,058.59	6,194,267.19
Greg Zeeman	69,559,445.52	3,232,758.59	6,194,267.19

Proposal 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
69,344,938.52	3,410,976.59	36,289.00	6,194,267.19

Proposal 3: The Company’s stockholders approved a 1-year voting frequency, on a non-binding advisory basis, as the frequency of future non-binding advisory vote on the compensation of our named executive officers, by the votes set forth in the table below:

Frequency	Votes Submitted	Broker Non-Votes
1-Year	72,248,611.11	6,194,267.19
2-Year	18,598.00	—
3-Year	510,646.00	—
Abstained	14,349.00	—

Proposal 4: The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was ratified by the Company’s stockholders, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
78,744,384.30	126,197.00	115,890.00	—

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

The Company’s Board of Directors has considered the outcome of the non-binding advisory vote regarding the frequency of future non-binding advisory votes on executive compensation, and has determined that the Company will hold future non-binding advisory votes on executive compensation every year until the Company’s Board of Directors otherwise determines that a different frequency for such non-binding advisory votes is in the best interest of the Company or until the next required vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	OppFi Inc.

	By:	/s/ Pamela D. Johnson
Pamela D. Johnson
Chief Financial Officer